TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Exhibit 99.2 Q3 FISCAL YEAR 2018 FINANCIAL RESULTS August 9, 2018 © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Forward Looking Statements Cautionary Note Regarding Forward-Looking Statements This document contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should," "will," or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, the outlook for the fourth quarter 2018 and fiscal year 2018. The company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors are discussed in Amendment No. 3 to the company’s Registration Statement on Form 10 and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), and may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the company’s filings with the SEC that are available at www.sec.gov. The company cautions you that the list of important factors included in the company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. These slides, as well as current and historical financial data are available on our web site at investors.avaya.com None of the information included on the website is incorporated by reference in this presentation. 2 © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Use of non-GAAP (Adjusted) Financial Measures This presentation should be read in conjunction with our third quarter fiscal 2018 earnings press release issued on August 9, 2018. Within this presentation, we refer to certain non-GAAP financial measures, such as non-GAAP revenue, non-GAAP operating income and adjusted EBITDA, that involve adjustments to GAAP measures. Reconciliations between our non-GAAP financial measures and the most closely comparable GAAP financial measures are included on the last four slides of this presentation. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings and the tables below. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present EBITDA and adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Accordingly, adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. However, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. We do not provide a forward-looking reconciliation of expected fourth quarter of fiscal 2018 adjusted EBITDA, non-GAAP operating income or non-GAAP revenue guidance as the amount of significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. 3 © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Fiscal Q3 2018 Financial Highlights (Amounts are non-GAAP)* • Non-GAAP revenue of $755 million – Decreased slightly sequentially and down 6% from Q3 FY’17 – Excluding the impact of the sale of the Networking business, non-GAAP revenue decreased slightly sequentially and increased 1% compared to Q3 FY’17 – Software and Services achieved a third quarter record 82% of total non-GAAP revenue, up year-over-year from 79% – Recurring revenue achieved a record 59% of total non-GAAP revenue, up year-over-year from 57% – Avaya Private Cloud Services for the Enterprise market accounted for 10% of total non-GAAP revenue • Non-GAAP product revenue of $322 million increased 2% from the prior quarter and decreased 7% year-over-year. Excluding the impact of the sale of the Networking business, non-GAAP product revenue increased 1% sequentially and increased 6% year-over-year • Non-GAAP service revenue of $433 million decreased 2% sequentially and decreased 5% year-over-year. Excluding the impact of the sale of the Networking business, non-GAAP service revenue decreased 2% sequentially and decreased 3% year-over-year • Total bookings for the third fiscal quarter decreased 2% from the prior quarter and decreased approximately 5% year-over- year, in constant currency. Excluding the impact of the sale of the Networking business, total bookings decreased 2% sequentially and increased 1% year-over-year, in constant currency *For a reconciliation of non-GAAP to GAAP financial information, please see the last 4 slides of this presentation. 4 © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Fiscal Q3 2018 Financial Highlights (Amounts are non-GAAP)* Continued…XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX • Non-GAAP gross margin was 61.9% compared to 62.4% for the prior quarter and 62.0% for the third quarter of fiscal 2017 • Non-GAAP operating income was $151 million, or 20.0% of non-GAAP revenue, compared to $157 million, or 20.7% of non-GAAP revenue, for the prior quarter and $169 million, or 21.0% of non-GAAP revenue, for the third quarter of fiscal 2017 • Adjusted EBITDA was $175 million, or 23.2% of revenue, compared to $187 million, or 24.7% of revenue, for the prior quarter and $204 million, or 25.4% of revenue, for the third quarter of fiscal 2017 • Repriced the $2.9 billion Senior Secured Term Loan saving Avaya over $14 million in annual cash interest expense • Completed a $350 million offering of 2.25% convertible notes due 2023 significantly improving liquidity and financial flexibility • Cash balance of $685 million at quarter end. The sequential change in cash and cash equivalents is primarily due to the net proceeds of $314 million from the issuance of convertible notes and cash flow from operations of $83 million, offset by capital expenditures of $18 million *For a reconciliation of non-GAAP to GAAP financial information, please see last 4 slides of this presentation. 5 © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Income Statement (Amounts are GAAP and dollars in millions) GAAP Revenue: FQ3 2018 FQ2 2018 FQ3 2017 Product $ 300 $ 293 $ 345 Services $ 392 $ 379 $ 458 GAAP Total Revenue $ 692 $ 672 $ 803 GAAP Gross Margin: Product 47.3% 48.5% 63.5 % Services 53.6% 47.8% 59.8 % GAAP Total Gross Margin 50.9% 48.1% 61.4 % GAAP Operating Margin (7.1)% (13.2)% (5.4)% 6 © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Revenue by Region (All dollars amounts are non-GAAP in millions)* Revenue FQ3 2018 FQ2 2018 FQ3 2017 U.S. $ 399 $ 408 $ 435 EMEA $ 202 $ 197 $ 204 APAC $ 86 $ 83 $ 88 AI $ 68 $ 69 $ 76 Total $ 755 $ 757 $ 803 % of Total Revenue U.S. 53% 54% 54% EMEA 27% 26% 25% APAC 11% 11% 11% AI 9% 9% 10% Total 100% 100% 100% *For a reconciliation of non-GAAP to GAAP financial information, please see the last 4 slides of this presentation. 7 © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Income Statement (Amounts are non-GAAP and dollars in millions)* Non-GAAP Revenue: FQ3 2018 FQ2 2018 FQ3 2017 Product $ 322 $ 317 $ 345 Services $ 433 $ 440 $ 458 Non-GAAP Total Revenue $ 755 $ 757 $ 803 Non-GAAP Gross Margin: Product 65.5% 68.1% 64.9% Services 59.1% 58.2% 59.8% Non-GAAP Total Gross Margin 61.9% 62.4% 62.0% Non-GAAP Operating Margin 20.0% 20.7% 21.0% Adjusted EBITDA $ 175 $ 187 $ 204 Adjusted EBITDA % (1) 23.2% 24.7% 25.4% (1) Q3'18 and Q2’18 Adjusted EBITDA % is based on non-GAAP Revenue *For a reconciliation of non-GAAP to GAAP financial information, please see the last 4 slides of this presentation. 8 © 2018 Avaya Inc. All rights. reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Q3 FY’18 Financial Highlights Notable Q3’18 Stats (non-GAAP): • Software and services accounted for a 3rd qtr. record 82% ($M, as reported) of non-GAAP revenue, up YoY from 79% Non-GAAP 3Q18 2Q18 3Q17 • Recurring revenue represented a record 59% of non-GAAP Non-GAAP Revenue $755 $757 $803 revenue, up YoY from 57% Non-GAAP Gross Margin % 61.9% 62.4% 62.0% • 97 deals over $1 million of Total Contract Value, up 33% Non-GAAP Oper. Expense % 41.9% 41.7% 41.0% YoY • Record revenue per employee of $378 thousand Non-GAAP Oper. Income % 20.0% 20.7% 21.0% • Cash flow from operating activities of $83 million Adj. EBITDA $ $175 $187 $204 • $685 million cash on the balance sheet at June 30, 2018 Adj. EBITDA % 23.2% 24.7% 25.4% • Adjusted EBITDA of 23.2% of non-GAAP revenue Performance Highlights • Named to the Gartner's Leaders Quadrant for both Contact Center and Unified Non-GAAP Revenue per employee* (TTM) Communications Magic Quadrants $400 • The new Avaya IP Office™ launched globally, with enterprise-grade $390 $378 capabilities including Cloud UC with voice and video, meetings, team $380 $376 collaboration, and content sharing $370 $366 ) 0 0 0 $360 $ • Obtained first patent and customer implementation for groundbreaking Avaya ( $347 Mobile Experience received technology that optimizes the experience for $350 mobile callers into the contact center $340 $335 $330 • Added over 1,700 new logos worldwide $320 FY'18 Adjusted EBITDA % is based on non-GAAP Revenue FY14 FY15 FY16 FY17 Q3 FY18 *Headcount as of the end of the period indicated For a reconciliation of non-GAAP to GAAP financial information, please see the last four TTM-Trailing Twelve Months 9 © 2018 Avaya Inc. All rights reserved slides of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Balance Sheet and Operating Metrics (Dollars in millions, Balance sheet items as of the end of the period indicated) FQ3 2018 FQ2 2018 FQ3 2017 Total Cash and Cash Equivalents $ 685 $ 311 $ 729 Cash Flow from Operations $ 83 $ 54 $ 72 Capital Expenditures and Capitalized Software $ 18 $ 16 $ 8 Days Sales Outstanding (DSO)* 60 59 60 Inventory Turns 12.3 12.2 9.5 Headcount (as of the end of the period indicated) 8,134 8,360 9,235 Trailing Twelve Month Revenue ($K) / Employee** (Headcount as of the end of the period indicated) $ 378 $ 374 $ 372 *FQ3 2018 & FQ2 2018 includes $119M and $145M AR/deferred revenue netting impact when calculating DSOs **FQ3 2018 & FQ2 2018 TTM Revenue ($K) / Employee based on non-GAAP Revenue 10 © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Adjusted EBITDA Successor Predecessor Successor Predecessor Three Three Period from Period from Nine months months December 16, October 1, 2017 months ended ended 2017 through ended June 30, June 30, through December 15, June 30, (In millions) 2018 2017 June 30, 2018 2017 2017 Net loss $ (88) $ (98) $ 19 $ 2,977 $ (209) Interest expense 56 17 112 14 229 Interest income (1) (1) (2) (2) (2) Provision for (benefit from) for income taxes 20 (6) (235) 459 (22) Depreciation and amortization 119 85 264 31 263 EBITDA 106 (3) 158 3,479 259 Impact of fresh start accounting adjustments 54 — 167 — — Restructuring charges, net 30 8 80 14 22 Sponsors’ and other advisory fees 3 17 15 3 82 Acquisition-related costs 4 1 11 — 1 Divestiture-related costs — — — — — Reorganization items, net — 35 — (3,416) 77 Non-cash share-based compensation 7 4 13 — 10 Impairment of indefinite-lived intangible assets — 65 — — 65 Goodwill impairment — 52 — — 52 Loss on disposal of long-lived assets 2 — 4 1 — Impairment of long-lived assets — 3 — — 3 Resolution of certain legal matters — — — 37 — Change in fair value of emergence date Warrants (6) — 9 — — Gain on foreign currency transactions (25) (2) (24) — (1) Pension/OPEB/nonretirement postemployment benefits and long-term disability costs — 24 — 17 70 Other — — — — 1 Adjusted EBITDA $ 175 $ 204 $ 433 $ 135 $ 641 11 © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Gross Margin and Operating Income Successor Predecessor Predecessor Three Months Ended Three Months Ended Period from Period from Q118 Dec. 16, 2017 Oct. 1, 2017 Non-GAAP June 30, March 31, through through Combined Sept. 30, June 30, (In millions) 2018 2018 Dec. 31, 2017 Dec. 15, 2017 Results (1) 2017 2017 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Gross Profit $ 352 $ 323 78 362 $ 440 $ 496 $ 493 Items excluded: Adj. for fresh start accounting 69 106 29 — — Amortization of technology intangible assets 44 41 10 4 5 Loss on disposal of long-lived assets 2 2 — — — Non-GAAP Gross Profit $ 467 $ 472 $ 479 $ 500 $ 498 GAAP Gross Margin 50.9% 48.1% 52.7% 59.9% 58.5% 62.8% 61.4% Non-GAAP Gross Margin 61.9% 62.4% 61.8% 63.3% 62.0% Reconciliation of Non-GAAP Operating Income Operating (Loss) Income $ (49) $ (89) 2 36 $ 38 $ 69 $ (43) Items excluded: Adj. for fresh start accounting 71 107 33 — — Amortization of intangible assets 83 81 27 38 62 Restructuring charges, net 30 40 24 8 8 Acquisition-related costs 4 7 — — — Loss on disposal of long-lived assets 2 2 1 — — Impairment charges — — — — 120 Advisory fees 3 4 11 3 18 Share-based compensation 7 5 1 1 4 Costs in connection with certain legal matters — — 37 64 — Non-GAAP Operating Income $ 151 $ 157 $ 172 $ 183 $ 169 GAAP Operating Margin -7.1% -13.2% 1.4% 6.0% 5.1% 8.7% -5.4% Non-GAAP Operating Margin 20.0% 20.7% 22.2% 23.2% 21.0% (1) Due to the company’s emergence from Chapter 11 proceedings during the first quarter of fiscal 2018, and adoption of fresh start accounting effective on December 15, 2017, the results for the first nine-months of fiscal 2018 are required by GAAP to be presented separately as the predecessor period from October 1, 2017 through December 15, 2017 (inclusive of results prior to October 1, 2017, the “Predecessor” period) and the successor period from December 16, 2017 through June 30, 2018 (the“Successor” period). The application of fresh start accounting results in a new basis of accounting making the results of the Predecessor period not comparable to the results of the Successor period. Where applicable we have, however, combined results of the Predecessor and Successor periods for discussion purposes as we believe it provides the most 12 © 2018 Avaya Inc. All rights reserved meaningful basis to analyze our results.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Product and Services Gross Margins Successor Predecessor Combined Predecessor Three months ended Three Months Ended Period from Period from December 16, October 1, Q118 2017 through 2017 through Non-GAAP June 30, March 31, December 31, December 15, Combined September 30, June 30, 2018 2018 2017 2017 Results 2017 2017 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Revenue $ 300 $ 293 $ 71 $ 253 $ 324 $ 343 $ 345 Costs 114 110 33 84 117 105 121 Amortization of technology intangible assets 44 41 7 3 10 4 5 GAAP Gross Profit 142 142 31 166 197 234 219 Items excluded: Adj. for fresh start accounting 24 32 7 — — Amortization of technology intangible assets 44 41 10 4 5 Loss on disposal of long-lived assets 1 1 — — — Non-GAAP Gross Profit $ 211 $ 216 $ 214 $ 238 $ 224 GAAP Gross Margin 47.3% 48.5% 43.7% 65.6% 60.8% 68.2% 63.5% Non-GAAP Gross Margin 65.5% 68.1% 64.8% 69.4% 64.9% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Revenue $ 392 $ 379 $ 77 $ 351 $ 428 $ 447 $ 458 Costs 182 198 30 155 185 185 184 GAAP Gross Profit 210 181 47 196 243 262 274 Items excluded: Adj. for fresh start accounting 45 74 22 — — Loss on disposal of long-lived assets 1 1 — — — Non-GAAP Gross Profit $ 256 $ 256 $ 265 $ 262 $ 274 GAAP Gross Margin 53.6% 47.8% 61.0% 55.8% 56.8% 58.6% 59.8% Non-GAAP Gross Margin 59.1% 58.2% 59.6% 58.6% 59.8% 13 © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation GAAP to Non-GAAP Results Q318 Q317 Loss on Share- Disposal based Adj. for Amortization of Long- and Other Non- Non- GAAP Fresh Start of Intangible Restructuring Acquisition lived Other Advisory Costs, GAAP GAAP GAAP Results Accounting Assets Charges, net Costs Assets Comp Fees net Results Results Results Revenue Products $ 300 $ 22 $ — $ — $ — $ — $ — $ — $ — $ 322 $ 345 $ 345 Services 392 41 — — — — — — — 433 458 458 692 63 — — — — — — — 755 803 803 Costs Products: Costs 114 (2) — — — (1) — — — 111 121 121 Amortization of technology intangible assets 44 — (44) — — — — — — — 5 — Services 182 (4) — — — (1) — — — 177 184 184 340 (6) (44) — — (2) — — — 288 310 305 GROSS PROFIT 352 69 44 — — 2 — — — 467 493 498 OPERATING EXPENSES Selling, general and administrative 281 (2) — — (4) — (6) (3) — 266 295 270 Research and development 51 — — — — — (1) — — 50 59 59 Amortization of intangible assets 39 — (39) — — — — — — — 57 — Impairment of indefinite-lived intangible assets — — — — — — — — — — 65 — Goodwill impairment — — — — — — — — — — 52 — Restructuring charges, net 30 — — (30) — — — — — — 8 — 401 (2) (39) (30) (4) — (7) (3) — 316 536 329 OPERATING (LOSS) INCOME (49) 71 83 30 4 2 7 3 — 151 (43) 169 Interest expense (56) — — — — — — — — (56) (17) (17) Other income (expense), net 37 — — — — — — — (32) 5 (9) (12) Reorganization items, net — — — — — — — — — — (35) — (LOSS) INCOME BEFORE INCOME TAXES $ (68) $ 71 $ 83 $ 30 $ 4 $ 2 $ 7 $ 3 $ (32) $ 100 $ (104) $ 140 14 © 2018 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 © 2018 Avaya Inc. All rights reserved